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                                                                   EXHIBIT 23.02

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Experts" and to the use of our report dated July 23, 1999 in the Registration Statement on Form SB-2 and related Prospectus of Fibr-Plast Corporation for the registration of its common stock.

/s/ TULLIUS TAYLOR SARTAIN & SARTAIN LLP

Tullius Taylor Sartain & Sartain LLP
Tulsa, Oklahoma October 26, 1999